UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

DUKE ENERGY CORPORATION
(a Delaware corporation)
1-32853	526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number	Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number and IRS Employer Identification Number
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853 56-0205520	1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 704-382-3853 31-0240030
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853 56-0165465	1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853 35-0594457
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 704-382-3853 59-0247770	1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 4720 Piedmont Row Drive Charlotte, North Carolina 28210 704-364-3120 56-0556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Duke Energy Corporation	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC

Duke Energy Corporation	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐         Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Amendments to Amended and Restated Credit Agreement and Term Loan Credit Agreement

On March 17, 2023, Duke Energy Corporation (the “Corporation”) and its subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., Duke Energy Progress, LLC, Piedmont Natural Gas Company, Inc, and the Master Credit Facility Lenders (defined herein) entered into an amendment to the Amended and Restated Credit Agreement dated as of March 18, 2022 among the Corporation, its subsidiaries and the lenders thereunder (the “Master Credit Facility Lenders”) to (i) extend the commitment termination date in the Amended and Restated Credit Agreement from March 18, 2027 to March 17, 2028 and (ii) clarify that payments due as a result of a conversion of a convertible note would not constitute an event of default under the Amended and Restated Credit Agreement.

On March 31, 2023, a similar clarifying amendment was made effective to the Term Loan Credit Agreement, dated as of March 9,2022, among the Corporation and the lenders thereunder (the “Term Loan Lenders”), with the consent of the Term Loan Lenders, to clarify that payments due as a result of a conversion of a convertible note would not constitute an event of default under the Term Loan Credit Agreement.

Convertible Senior Notes due 2026

On April 3, 2023, the Corporation issued a press release announcing the launch of a private placement of $1,500,000,000 principal amount of its Convertible Senior Notes due 2026 (the “Notes”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Duke Energy Corporation on April 3, 2023.

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
DUKE ENERGY CAROLINAS, LLC
DUKE ENERGY PROGRESS, LLC
DUKE ENERGY FLORIDA, LLC
DUKE ENERGY OHIO, INC.
DUKE ENERGY INDIANA, LLC
PIEDMONT NATURAL GAS COMPANY, INC.
Date: April 3, 2023
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary

2